                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                       Community Bankshares Incorporated
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------

                                    [LOGO]
                     Community Bankshares Incorporated





                                                                  April 25, 2001

Dear Shareholder:

     You are invited to attend the Annual Meeting of Shareholders of Community Bankshares Incorporated to be held at the Holiday Inn Select, 1021 Koger Center Boulevard, Richmond, Virginia, on Tuesday, May 29, 2001, at 4:00 p.m.

     At the meeting, you will vote on the election of three directors for a term of three years. Your Board of Directors unanimously supports these individuals and recommends that you VOTE FOR them as directors. We will also review the operating results for the past year and present other information concerning Community Bankshares Incorporated.

     Whether or not you plan to attend the meeting, please complete, sign and date the enclosed proxy card and return it promptly in the enclosed envelope. Your vote is important regardless of the number of shares that you own. We look forward to seeing you at the meeting.


                                           /s/ Nathan S. Jones
                                           Nathan S. Jones, 3/rd/
                                           President and Chief Executive Officer



                       Community Bankshares Incorporated
                            11500 West Broad Street
                           Richmond, Virginia  23233

                       COMMUNITY BANKSHARES INCORPORATED

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                   To be hold on May 29, 2001, at 4:00 p.m.



     The Annual Meeting of Shareholders of Community Bankshares Incorporated will be held on Tuesday, May 29, 2001, at 4:00 p.m., at the Holiday Inn Select, 1021 Koger Center Boulevard, Richmond, Virginia, for the following purposes:

     1. To elect three directors to serve for a three-year term or until their successors are elected and qualify.

     2. To transact such other business as may properly come before the meeting or any adjournments or postponements of the meeting.

  The Board of Directors has fixed April 11, 2001, as the record date for the meeting and only holders of record of Common Stock at the close of business on that date are entitled to receive notice of and to vote at the meeting or any adjournments or postponements of the meeting.

                              By Order of the Board of Directors

                              /s/ Nathan S. Jones

                              Nathan S. Jones, 3rd
                              President and Chief Executive Officer


  April 25, 2001



            PLEASE MARK, SIGN, DATE AND RETURN YOUR PROXY PROMPTLY,
         WHETHER OR NOT YOU PLAN TO ATTEND THIS ANNUAL MEETING. YOUR
           VOTE IS IMPORTANT, WHETHER YOU OWN A FEW SHARES OR MANY.

                       COMMUNITY BANKSHARES INCORPORATED
                            11500 West Broad Street
                           Richmond, Virginia 23233

                                PROXY STATEMENT
                        ANNUAL MEETING OF SHAREHOLDERS
                            To Be Held May 29, 2001

     This Proxy Statement is being furnished to shareholders of Community Bankshares Incorporated ("CBI", "Community Bankshares" or the "Company") in connection with the solicitation of proxies by the Board of Directors of CBI for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at the Holiday Inn Select, 1021 Koger Center Boulevard, Richmond, Virginia on Tuesday, May 29, 2001 at 4:00 p.m. or any postponements or adjournments of the Annual Meeting.

     The shareholder giving a proxy may revoke it at any time before it is voted by (i) giving notification in person or by writing to CBI, (ii) submitting to CBI a subsequently dated proxy or (iii) attending the Annual Meeting and withdrawing the proxy before it is voted. All shares represented by a proxy, when executed and not so revoked, will be voted, and, if the proxy contains any specific instructions, it will be voted in accordance with such instructions.
If no contrary instructions are given, each proxy received will be voted FOR the slate of director nominees.

     The cost of the solicitation of proxies will be borne by CBI. In addition to solicitation by use of the mail, officers and employees of CBI (who will not be compensated in addition to their regular salaries) may solicit proxies from shareholders personally or by telephone. CBI will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to beneficial owners of Common Stock of CBI. This Proxy Statement and the related proxy are being mailed to shareholders of record as of April 11, 2001 (the "Record Date") on or about April 25, 2001.

     CBI has 20,000,000 authorized share of Common Stock, par value $3.00 per share. On the Record Date, there were 2,742,576 issued and outstanding shares of Common Stock. Holders of Common Stock will vote as a single class at the Annual Meeting. Each outstanding share of Common Stock will entitle its holder to one vote on each matter presented at the Annual Meeting.

     A shareholder may abstain or (only with respect to the election of directors) withhold his or her vote (collectively, "Abstentions") with respect to each item submitted for shareholder approval. Abstentions will be counted for purposes of determining the existence of a quorum. Abstentions will not be counted as voting in favor of the relevant item.

     A broker who holds shares in "street name" has the authority to vote on certain items when it has not received instructions from the beneficial owner. Except for certain items for which brokers are prohibited from exercising their discretion, a broker is entitled to vote on matters put to shareholders without instructions from the beneficial owner. Where brokers do not have or do not exercise such discretion, the inability or failure to vote is referred to as a
"broker non-vote."   Under the circumstances where the broker is not permitted
to, or does not, exercise its discretion, assuming proper disclosure to CBI of such inability to vote, broker non-votes will not be counted for purposes of determining the existence of a quorum and will not be counted as not voting in favor of the particular matter.

                                  PROPOSAL I
                             ELECTION OF DIRECTORS

     CBI's Board of Directors is divided into three classes. At the Annual Meeting, three directors are expected to be elected to Class III to hold office for a term of three years or until their respective successors are duly elected and qualify. Unless authority to do so is withheld, shares represented by properly executed proxies in the enclosed form will be voted for the election of the three persons named below. All nominees have consented to be named and have indicated their intent to serve if elected. If nominees become unavailable, the Board of Directors will designate substitutes for whom the proxies in the enclosed form are to be voted, or will reduce the size of the Board to the number of remaining nominees for whom the proxies will be voted. At this time, the Board knows of no reason why any of the nominees listed below may not be able to serve as a director if elected. The proxy also confers discretionary authority upon the persons named or their substitutes, with respect to any other matter that may properly come before the Annual Meeting.

     In the election of directors, those persons receiving the greatest number of votes will be elected even if they do not receive a majority.

       Class I (to serve until the 2004 Annual Meeting of Shareholders)

                              Principal Occupation or Employment                    Director
Name                          During Last Five Years                                Since          Age
----                          ----------------------                                -----          ---
Nathan S. Jones, 3rd          President and Chief Executive Officer,                 1984           55
                              Community Bankshares Incorporated,
                              Richmond, Virginia; Vice Chairman,
                              Chief Executive Officer and Director of
                              Commerce Bank, Richmond, Virginia

Harold L. Vaughn              President, Southern Hardware and Building              1984           70
                              Corporation, Incorporated, Petersburg,
                              Virginia; Secretary, Community Bankshares
                              Incorporated, Richmond, Virginia; Director of
                              Commerce Bank, Richmond, Virginia

Jack W. Miller, Jr.           Former Chairman and Chief Executive Officer,           1997           69
                              Roller Bearing Industries, Incorporated; Director
                              of Commerce Bank, Richmond, Virginia

           THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS
                    VOTE FOR THE NOMINEES SET FORTH ABOVE.

Directors Continuing in Office

     There are six directors whose present term of office will continue after the Annual Meeting until 2002 or 2003, as indicated below, or until their respective successors are duly elected and qualify. The remaining directors have served continuously since the year that they joined the Board.

       Class II (to serve until the 2002 Annual Meeting of Shareholders)

                          Principal Occupation or Employment                    Director
Name                      During Last Five Years                                Since         Age
----                      ----------------------                                -----         ---

Sam T. Beale              Lawyer - Beale, Balfour, Davidson &                   1996          63
                          Etherington, P.C., Richmond, Virginia;
                          Chairman, Community Bankshares
                          Incorporated, Richmond, Virginia;
                          Director of Commerce Bank,
                          Richmond, Virginia

Richard C. Huffman        Former President and Chief Executive                  1996          61
                          Officer, Commerce Bank of Virginia,
                          Richmond, Virginia; Director of
                          Commerce Bank, Richmond, Virginia

Vernon E. LaPrade, Jr.    President, Model Realty, Inc., Midlothian,            1997          68
                          Virginia; Vice Chairman, Community
                          Bankshares Incorporated, Richmond, Virginia;
                          Chairman, Commerce Bank,
                          Richmond, Virginia

      Class III (to serve until the 2003 Annual Meeting of Shareholders)

                          Principal Occupation or Employment                    Director
Name                      During Last Five Years                                Since         Age
----                      ----------------------                                -----         ---

David E. Hudgins          David E. Hudgins and Associates, Inc. -               1996          68
                          Insurance and Real Estate Appraiser;
                          Director of Commerce Bank, Richmond,
                          Virginia

H.E. Richeson             President and Chief Administrative Officer,           1997          59
                          Director of Commerce Bank, Richmond,
                          Virginia

Alvin L. Sheffield        Former President, L.A. Sheffield Transfer             1984          69
                          and Storage, Incorporated, Petersburg,
                          Virginia; Director of Commerce Bank,
                          Richmond, Virginia

Board of Directors and Certain Committees

     Attendance. The Board held eight meetings in 2000. Each director attended more than 75% of the meetings of the Board and the relevant committees.

     Audit Committee. The Audit Committee met four times in 2000. This Committee operates pursuant to a written charter adopted by the Board. A copy of the charter is attached to this proxy statement as Appendix A. As set forth in the charter, the Committee's principal responsibilities are to assist the Board in overseeing, and receiving objective information regarding, our policies, procedures and activities with respect to auditing, accounting, internal accounting controls, financial reporting, regulatory matters, and auditor independence. The following directors are the current members of the Committee:
Miller (Chairman), Hudgins and Vaughn. The Board, in its business judgement, has determined that all of the members of the Committee are "independent", in accordance with the applicable sections of the Nasdaq Stock Market Inc.'s listing standards.

     Audit Committee Report

     In accordance with our written charter which was approved in its current form by the Board of Directors in May, 2000, the Audit Committee assists the Board in the overseeing and monitoring of the accounting, auditing and financial reporting practices of Community Bankshares Incorporated.

     In the performance of its oversight function and in accordance with its responsibilities under its charter, the Committee has met and held discussions with management and the Company's outside auditors. Management represented to us that the consolidated financial statements were prepared in accordance with generally accepted accounting principles, and we, accordingly, reviewed and discussed the audited financial statements with management and our independent auditors. We also discussed with our independent auditors matters required to be discussed as described in Statement on Auditing Standards, No. 61, Communication with Audit Committees, and with and without management present, discussed and reviewed the results of the independent auditors' examination of the financial statements. Finally, we obtained from the independent auditors a formal statement that all relationships between the auditors and the Company, were in fact independent and the Committee was satisfied as to the auditors' independence.

     As a result of these reviews and discussions, we recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000, to be filed with the Securities and Exchange Commission.

Jack W. Miller, Jr., Chairman
David E. Hudgins
Harold L. Vaughn

Director Compensation

     Directors of CBI receive a monthly retainer of $500, plus $250 for each meeting of the board attended and $200 for each called committee meeting attended. Directors' fees totaling $53,250 were paid to directors in 2000.

Security Ownership of Certain Beneficial Owners and Management

     The table below presents certain information as of April 11, 2001, regarding beneficial ownership of shares of Common Stock by all directors and nominees for director, by each of the executive officers named in the "Summary Compensation Table", by all directors and executive officers as a group. For the purposes of this table, beneficial ownership has been determined in accordance with the provisions of Rule 13d-3 under the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), under which, in general, a person is deemed to be a beneficial owner of a security if he has or shares the power to vote or direct the voting of the security or the power to dispose of to direct disposition of the security, or if he has the right to acquire beneficial ownership of the security within 60 days.

Name of Beneficial Owner
------------------------             Amount and Nature of
Directors and Executive Officers     Beneficial Ownership (1)  Percent of Class (2)
--------------------------------     ------------------------  --------------------
Sam T. Beale                                  115,439                   4.2
David E. Hudgins                               32,500                   1.2
Richard C. Huffman                             57,069                   2.1
Nathan S. Jones, 3/rd/                        140,360                   5.1
Vernon E. LaPrade, Jr.                         42,961                   1.6
Jack W. Miller, Jr.                            16,880                   0.6
H.E. Richeson                                  39,542                   1.4
Alvin L. Sheffield                             54,540                   2.0
Harold L. Vaughn                               30,684                   1.1

All executive officers and                    529,975                  19.3
directors as a group (9 persons)

Other
-----
Community Bankshares Incorporated             238,258                   8.7
Employee Stock Ownership Plan
P.O. Box 2166
Petersburg, VA 23804

_______________________________
(1) Includes presently exercisable options to purchase Common Stock granted in 1993 to the directors of Commerce Bank (formerly The Community Bank) under CBI's Incentive Stock Option and Nonstatutory Stock Option Plan and in 1994 and 1996 to the directors of Commerce Bank (formerly the County Bank of Chesterfield).

(2) Based on 2,742,576 shares of Common Stock issued and outstanding as of April 11, 2001 and assumes the exercise of options to purchase shares of Common Stock.

(3) Does not include unallocated shares held in trust pursuant to CBI's Employee Stock Ownership Plan by Mr. Jones as trustee. Shares that have not been allocated to participants are voted by the trustees.

Executive Officer Compensation

    The following table sets forth the annual compensation paid or accrued by CBI and its subsidiary to Nathan S. Jones, 3rd, President and Chief Executive Officer of CBI; and Vice Chairman and Chief Executive Officer of Commerce Bank, to H.E. Richeson, President and Chief Administrative Officer of Commerce Bank for the three fiscal years ended December 31, 2000, 1999 and 1998.

                                              Summary Compensation Table
                                                                           Long Term
                                                                           Compen-sation
                                                                           -------------
                                    Annual Compensation                    Securities       All Other
                                    -------------------
Name and                                                    Other Annual   Underlying       Compensation
Principal Position          Year    Salary(1)   Bonus       Compensation   Options          (3)(4)
------------------          ----    --------    -----       ------------   ----------       -------
Nathan S. Jones, 3/rd/      2000    $181,250    $39,000          (2)           -0-          $14,959
President and Chief         1999    $174,051    $30,360          (2)           -0-          $14,525
Executive Officer,          1998    $168,006    $27,846          (2)           -0-          $18,370
CBI; Vice Chairman
and Chief Executive
Officer, Commerce Bank

H. E. Richeson              2000    $157,750    $33,500          (2)           -0-          $25,961
President and Chief         1999    $153,500    $35,000          (2)           -0-          $93,518
Administrative Officer,     1998    $147,500    $20,000          (2)           -0-          $26,185
Commerce Bank

______________________________
(1)  Includes directors' fees.

(2) The value of perquisites and other personal benefits did not exceed the lessor of $50,000 or ten percent of total annual salary and bonus.

(3) For Mr. Jones includes: (i) $13,556, $13,350 and $16,839 in contributions to the Company's ESOP and 401-K Plans, and (ii) $1,404, $1,175 and $1,531 paid for term life insurance, in each of 2000, 1999 and 1998, respectively.

(4) For Mr. Richeson includes: (i)$11,993, $78,165 and $26,185 in contributions by Commerce Bank for a Non-Qualified Deferred Compensation Plan (the "Plan") in each of 2000, 1999 and 1998, respectively, (ii) for 2000 and 1999, respectively, contributions by the Company to its ESOP and 401-K Plans - $11,981 and $12,734, and (iii) $1,404 and $2,619 for term life insurance.

Employment Contracts

     CBI and Mr. Jones are parties to an employment contract for a term beginning July 1, 1995 and ending June 30, 1998, with automatic renewals at the ending date for successive terms of one year, which provides for his employment as President and Chief Executive Officer. Under the contract Mr. Jones is entitled to annual base compensation of $112,500. Any increases in base compensation are at the discretion of the Board of Directors of Commerce Bank. The contract will renew for successive terms of one year each if it is not expressly terminated by Mr. Jones or CBI. If during the term of the contract, CBI terminates Mr. Jones' employment without cause, CBI must continue Mr. Jones' salary and benefits for six months. The contract provides for increased severance pay if Mr. Jones' employment terminates within three years after a change of control of CBI. In that case, Mr. Jones is entitled to a payment equal to 2.99 times his cash compensation for the twelve months that precede the termination of his employment and a continuation of fringe benefits. However, the payments to Mr. Jones under the contract following a change of control will be reduced, if necessary so that no such payments would constitute an "excess parachute payment" under Section 280G of the Internal Revenue Code. As of January 1, 2001, the cash amount payable to Mr. Jones if his employment is terminated after a change of control would be $620,425.

     CBI and Mr. Richeson are parties to an employment contract for a term beginning June 1, 1994 and ending June 1, 1998, with automatic renewals at the ending date for successive terms of one year, which provides for his employment as President and Chief Executive Officer of Commerce Bank. Under the contract, Mr. Richeson is entitled to annual base compensation of $92,500. Any increases in base compensation are at the discretion of the Board of Directors of Commerce Bank. The contract will continue to renew for successive terms of one year each if it is not expressly terminated by Mr. Richeson or Commerce Bank. If, during the term of the contract, Commerce Bank terminates Mr. Richeson's employment without cause, it must continue Mr. Richeson's salary and benefits for six months. The contract provides for increased severance pay if Mr. Richeson resigns for good reason (as defined in his agreement) or Mr. Richeson's employment terminates within one year after a change of control of CBI. In such case, Mr. Richeson is entitled to a payment equal to 2.99 times his cash compensation for the twelve months that precede the termination of his employment and a continuation of fringe benefits. Mr. Richeson's employment contract also provides for deferred compensation of $5,000 per month for a period of five years, beginning at age 65. As of January 1, 2001, the cash amount payable to Mr. Richeson if his employment is terminated after a change of control would be $533,715.

Option Exercises and Holdings

     All options held by the named executive officers at December 31, 2000 were exercisable. The following tables set forth information with respect to exercised and unexercised options held by such officers as of the end of the fiscal year.

Fiscal Year-End Option Values

                                             Number of Securities Underlying                   Value of Unexercised
                                             Unexercised Options on                            In-The-Money Options on
                                             December 31, 2000                                 December 31, 2000 (1)
                                             -----------------                                 ---------------------
                                   Shares
                                   Acquired on   Value
Name                               Exercise (#)  Realized ($)  Exercisable  Unexercisable  Exercisable  Unexercisable
----                               -----------   -----------   -----------  -------------  -----------  -------------
Nathan S. Jones,/3rd/                 2,000        $25,156       17,000          -0-        $193,375         -0-

H.E. Richeson                          -0-           -0-         33,162          -0-        $285,691         -0-
----------------------------

(1) The value of unexercised in-the-money options at fiscal year end was calculated by determining the difference between the market value per share of Common Stock at December 31, 2000 ($17.625) and the per share exercise price of the option.

Interest of Management in Certain Transactions

     Certain directors and officers and their associates were customers of and had transactions with CBI and its subsidiary during 2000 and up to the present time. All loans and commitments to loan by CBI and its subsidiary to directors and officers were made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectibility or present other unfavorable features. CBI expects to have, in the future, similar banking transactions with directors and officers. The aggregate balance of loans outstanding to directors and officers of CBI and its subsidiary and their associates was $5.2 million, or13.3 % of Stockholders' Equity on December 31, 2000.

     In addition, the real property at the location of Commerce Bank's Hanover County branch is owned by The Atlee Station Co., of which Sam T. Beale, a director of CBI, is the principal shareholder. This lease has a term of ten years and expires on December 31, 2005. The lease provides for rent in the amount of $3,607 per month as of January 1, 2001, with an annual increase of three percent through the end of the term.

Section 16 (a) Beneficial Ownership Reporting Compliance

     Under Section 16(a) of the Exchange Act, directors and executive officers of CBI are required to file reports with the Securities and Exchange Commission and CBI of their beneficial ownership and changes in ownership of Common Stock.

     Based on a review of the forms that were filed and representations of the directors and executive officers, CBI believes that all required forms were timely filed for the year ended December 31, 2000.

           RELATIONSHIP WITH INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     The accounting firm of Mitchell, Wiggins and Company LLP is anticipated to be appointed as our auditors for the year 2001. The firm has been the Company's auditor since 1984.

     Mitchell, Wiggins and Company LLP were our auditors for the year ended December 31, 2000, and a representative of the firm is expected to attend the meeting and to respond to appropriate questions.

     Set forth below is information relating to the aggregate Mitchell, Wiggins and Company LLP fees for professional services rendered for the fiscal year ended December 31, 2000.

Audit Fees

     The aggregate amount of fees billed to CBI by Mitchell, Wiggins and Company LLP for professional services rendered in connection with the audit of CBI's annual financial statements for the fiscal year ended December 31, 2000, and for the review of CBI's interim financial statements included in CBI's quarterly reports on Form10-Q for the fiscal year, was $81,250, to include the audit fees of CBI's ESOP.

Financial Information System Design and Implementation Fees

     There were no professional services rendered to CBI by Mitchell, Wiggins and Company LLP for the design and implementation of financial information systems for the fiscal year ended December 31, 2000.

All Other Fees

     The aggregate amount of fees billed to CBI by Mitchell, Wiggins and Company LLP for all other non-audit services rendered to CBI for the fiscal year ended December 31, 2000 was $22,405.

                     SHAREHOLDER NOMINATIONS AND PROPOSALS

     The Bylaws of CBI permit any shareholder entitled to vote to submit nominations for directors and proposals for business at annual meetings. Such nominations and proposals must be made in writing and must be mailed or delivered to the Secretary of CBI not less than 60 days, no more than 90 days prior to the annual meeting of shareholders. A written notice of nomination must include (a) the nominee's name, age, business address and residence address, (b) the nominee's principal occupation and (c) the number of shares of CBI that the nominee owns. A written notice of nomination must also include the name and address of the nominating shareholder and the number of shares of CBI that the nominating shareholder owns. Nominations not made in accordance with the above procedure may, in the sole discretion of the chairman of the meeting, be disregarded.

     A written notice of proposal for business must include (a) a brief description of the business desired to be brought at the meeting and the reasons for conducting such business at the meeting, (b) the name and address of the proposing shareholder, (c) the number of shares of CBI that the proposing shareholder owns, and (d) any material interest of the shareholder in the proposal. Proposals not made in accordance with the above procedure may, in the sole discretion of the chairman of the meeting, be disregarded.

     Shareholders having director nominations or other proposals which they desire to present at next year's annual meeting should, if they desire that such proposals be included in the Board of Director's proxy statement relating to such meeting, submit such proposals in time to be received by CBI at the Company's office located at 200 North Sycamore Street, Petersburg, Virginia 23803 not later than January 7, 2002. All such submissions must comply with the requirements of Rule 14(a)-8 of the Securities and Exchange Commission under the Exchange Act, and the Board of Directors directs the attention of interested shareholders to that Rule.

                    ANNUAL REPORT AND FINANCIAL STATEMENTS

     A copy of CBI's Annual Report to Shareholders for the year ended December 31, 2000 accompanies this Proxy Statement. The Annual Report includes consolidated financial statements as of and for the three years ended December 31, 2000, 1999 and 1998, together with related notes, and the report of Mitchell, Wiggins and Company LLP, independent certified public accountant for such years. Additional copies may be obtained by written request to the Chief Financial Officer of CBI at the address indicated below. Such Annual Report is not a part of the proxy solicitation materials.

     UPON RECEIPT OF A WRITTEN REQUEST OF ANY PERSON, WHO, ON THE RECORD DATE, WAS RECORD OWNER OF COMMON STOCK OR WHO REPRESENTS IN GOOD FAITH THAT HE OR SHE WAS ON SUCH DATE THE BENEFICIAL OWNER OF SUCH STOCK ENTITLED TO VOTE AT THE ANNUAL MEETING OF SHAREHOLDERS, CBI WILL FURNISH TO SUCH PERSON, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000 AND THE EXHIBITS REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE EXCHANGE ACT. ANY SUCH REQUEST SHOULD BE MADE IN WRITING TO, RAY A. FLEMING, CHIEF FINANCIAL OFFICER, COMMUNITY BANKSHARES INCORPORATED, 11500 WEST BROAD STREET, RICHMOND, VIRGINIA 23242-0569. THE FORM 10-K IS NOT A PART OF THE PROXY SOLICITATION MATERIALS.

     OTHER MATTERS

     At the date of this Proxy Statement, the Board of Directors knows of no matter to come before the meeting other than those stated in the notice of the meeting. As to other matters, if any, that may properly come before the meeting, it is intended that proxies in the accompanying form will be voted in accordance with the best judgment of the person or persons named in the proxy.

     We hope that you will be able to attend this meeting. If you cannot be present, please execute the enclosed proxy and return it in the accompanying envelope as promptly as possible.


                                    By Order of the Board of Directors

                                    /s/ Nathan S. Jones

                                    Nathan S. Jones, 3/rd/
                                    President and Chief Executive Officer
                                    April 25, 2001

                                                                      Appendix A

                      Community Bankshares Incorporated
                            Audit Committee Charter

Organization
The Audit Committee shall be appointed by the Board of Directors and shall consist of at least three directors, all of whom are independent of management and of the Company. Members of the committee shall be considered independent if they have no relationship to the Company that may interfere with the exercise of their independence from management and from the Company. All committee members shall be financially literate, or shall become financially literate within a reasonable period of time after appointment to the committee, and at least one member shall have accounting or related financial management expertise.

Statement of Policy
The Audit Committee shall assist the Board of Directors in fulfilling the Board's oversight responsibility to the stockholders relating to (A) the Company's financial reporting process, systems of internal accounting and financial controls, and Internal Audit function and (B) the annual independent audit of the Company's financial statements. In so doing, the committee will benefit from free and open communication between the committee, the directors, the independent accountants, the Internal Auditor, and the financial management of the Company. The committee may adopt such policies and procedures as it may deem necessary or appropriate to carry out its responsibilities under this charter. The committee's policies and procedures should be flexible in order to best react to changing conditions and circumstances.

Processes
The following shall be the recurring processes of the Audit Committee in carrying out its oversight function. The committee may supplement these processes as appropriate:

 . The committee shall review and reassess the Audit Committee charter at least annually and the charter shall be approved by the Board of Directors. The Company shall include a copy of the charter in its proxy statement at least triennially or the year after any significant amendment to the charter and shall disclose in all proxy statements whether committee members are independent. Approximately once a year and, with respect to any changes in the composition of the committee, the Company must provide The Nasdaq Stock Market, Inc. written confirmation regarding the Board's determination of committee members' independence, the financial literacy of committee members, the determination that at least one member of the committee has accounting or related financial management expertise, and the annual review and reassessment of the adequacy of the charter.

 . The committee shall have a clear understanding with management and the independent accountants that the independent accounts are ultimately accountable to the Board and to the committee, both of which are representatives of the Company's stockholders. The committee and the Board shall have the ultimate authority and responsibility to engage, evaluate, and, where appropriate, replace the independent accountants. The committee shall discuss with the accountants their independence from management and from the Company and shall discuss all relationships between the accountants and their related entities and the Company and its related entities that may reasonably be thought to bear on the accountant's independence. The independent accountants shall confirm that, in their view, they are independent of the Company. In this regard, the committee shall obtain a formal written statement from the independent accountants delineating all relationships between the accountants and the Company and shall, when necessary, recommend that the Board take any appropriate action to satisfy itself of the accountants' independence.


 . The committee shall discuss with the Internal Auditor and the independent accountants the overall scope and plans for their respective audits. Also, the committee shall discuss with management, the Internal Auditor, and the independent accounts the adequacy and effectiveness of the accounting and financial controls and may elicit any recommendations for the improvement of such internal controls or particular areas where new or more detailed controls or procedures are desirable. Further, the committee shall meet separately with the Internal Auditor and the independent accounts, with and without management present, to discuss the results of its examinations.

 . The committee shall review interim financial statements with management and the independent accountants prior to the filing of the Company's Quarterly Report on Form 10-Q. The committee shall discuss the results of the quarterly review and any other matters required under generally accepted auditing standards to be communicated to the committee by the independent accountants. The chairman of the committee may represent the entire committee for the purposes of this review.

 . The committee shall review with management and the independent accountants the financial statements to be included in the Company's Annual Report on Form 10-K (or the annual report to stockholders if distributed prior to the filing of the Form 10-K). The independent accountants shall provide their judgement about the quality, not merely the acceptability, of accounting principles, the reasonableness of any significant judgements, and the clarity of disclosures in the financial statements as part of such review. The committee shall also discuss the results of the annual audit and any other matters required under generally accepted auditing standards to be communicated to the committee by the independent accountants.

 . In discharging its role, the committee is free to consider an investigation into any matter brought to its attention and shall have both full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel or other experts for this purpose if, in its judgement, that is appropriate, without obtaining the prior permission of the Board of Directors.

This charter shall not be construed in a manner that imposes upon the Audit Committee a higher standard of care than that imposed upon committees of boards of directors generally, pursuant to applicable law. It is not the duty of the committee to plan or conduct audits or to determine that the Company's financial statements are complete or accurate or are in accordance with generally accepted accounting principles. These are the collective responsibilities of management and the independent accountants. Nor is it the duty of the committee to resolve disagreements, if any, between management and the independent accountants or to assure compliance with laws or regulations or the Company's compliance policies and programs.

Adopted by Board of Directors, May 2000.

                      Community Bankshares Incorporated
              Proxy Solicited on Behalf of the Board of Directors

  The undersigned appoints Sam T. Beale, Richard C. Huffman and Vernon E. LaPrade, Jr. jointly and severally, proxies, with full power to act alone, and with full power of substitution, to represent the undersigned and to vote, as designated below and upon all other matters that may properly be brought before the Annual Meeting of Shareholders of Community Bankshares Incorporated ("CBI"), all shares of Common Stock which the undersigned would be entitled to vote at such meeting to be held at the Holiday Inn Select, 1021 Koger Center Boulevard, Richmond, Virginia, on Tuesday, May 29, 2000 at 4:00 p.m., local time, or any adjournment, for the following purposes:

  1. To elect as directors the three nominees listed below.

     [ ] FOR nominees listed below          [ ]    WITHHOLD AUTHORITY to
         (except as written on the line            vote for all nominees listed
         below)                                    below
                             Nathan S. Jones, 3rd
                               Harold L. Vaughn
                              Jack W. Miller, Jr.

(INSTRUCTION: To withhold authority to vote for any individual nominee listed above, write that nominee's name on the space provided below.)

          ___________________________________________________________

  2. In their discretion, the proxies are authorized to vote upon any other business that may properly come before the meeting or any adjournment of the meeting.

        THE PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER
      DIRECTED IN THIS PROXY BY THE SHAREHOLDER. IF NO DIRECTION IS GIVE,
            THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED ABOVE.


                          ______________________________________________________
                          Signature

                          ______________________________________________________
                          Signature

                          Date:  _______________________________________________

                          (If signing as an Attorney, Administrator, Executor or
                                  Trustee, please include your title.)

                  PLEASE MARK, SIGN, DATE AND RETURN PROMPTLY